Exhibit 99.1

PAGE 1 Corporate Presentation Corporate Presentation

PAGE 2 Corporate Presentation Safe Harbor Statements in this presentation that are not descriptions of historical facts are forward - looking statements relating to future events, and as such all forward - looking statements are made pursuant to the Securities Litigation Reform Act of 1995. Statements may contain certain forward - looking statements pertaining to future anticipated or projected plans, performance and developments, as well as other statements relating to future operations and results. Any statements in this presentation that are not statements of historical fact may be considered to be forward - looking statements. Words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate,” “intends,” “goal,” “objective,” “seek,” “attempt,” “should,” “projects,” or variations of these or similar words, identify forward - looking statements. These forward - looking statements by their nature are estimates of future results only and involve substantial risks and uncertainties, including but not limited to risks associated with the uncertainty of future financial results, additional financing requirements, development of new products, successful completion of the Company’s proposed restructuring, the impact of competitive products or pricing, technological changes, the effect of economic conditions and other uncertainties detailed from time to time in our reports filed with the Securities and Exchange Commission. This presentation does not constitute an offer or a solicitation to sell securities. There can be no assurance that our actual results will not differ materially from expectations and other factors more fully described in our public filings with the U.S. Securities and Exchange Commission, which can be reviewed at www.sec.gov.

PAGE 3 Corporate Presentation Overview Developing next - generation quantum - enabled computing applications in Finance, Security, and Data Analysis. Highly Disruptive Technology Development and decisions are driven by experts in supercomputing, quantum applications development and enterprise products. World Class Team The market for our products is forecasted to be $10 Billion by 2024 1 , potentially growing to $50 Billion by 2030. 2 Large Addressable Market Revenue generating opportunities with quantum - enabled applications & strategic partnerships with leading tech and financial services companies. Near Term Catalysts 1 – Homeland Security Research report: «Quantum Computing Market & Technologies — 2018 - 2024», (January 2018) 2 - BCG : « The Coming Quantum Leap in Computing », ( Ma y 2018)

PAGE 4 Corporate Presentation Market Opportunity: $10 Billion+ 1 - Estimated Global Cyber Security Market in 2021. https://www.marketsandmarkets.com/PressReleases/cyber - security.asp 2 - Homeland Security Research report: «Quantum Computing Market & Technologies — 2018 - 2024», (January 2018)

PAGE 5 Corporate Presentation Leadership Team - Former President & CEO of Implant Sciences (sold for $118M) - First Assistant Secretary for Infrastructure Protection at the Department of Homeland Security - MPA - Kennedy School of Government, Harvard University Robert Liscouski President & CEO - Former CFO of Systems Made Simple (acquired by Lockheed Martin) and CFO of Integral Systems (acquired by Kratos Defense) - BS (EE) and MBA from Massachusetts Institute of Technology (MIT) - JD from University of Virginia Law School Chris Roberts CFO - Former VP of Applications and Software at Cray Research and Silicon Graphics Inc. - Most recently served on the Customer applications division at D - Wave Systems, co - developed qbSolv Michael Booth CTO - Former Project Director for Cray T3E and SGI Altix UV at Cray Research / SGI - Most recently led Customer Applications group at D - Wave Systems - Respected for leading teams that bring bleeding - edge compute systems into production use Steve P. Reinhardt VP, Product Development - Co - founder of Global Advanced Technology Corporation, delivered first PC - based fixed income analytics system (acquired by BARRA) - Former Technical Director of Fixed Income at BARRA - 35 years of experience in financial and scientific applications development Mark Wainger Director, App Development

PAGE 6 Corporate Presentation Advisory Board - Managing Director at Blackrock (Portfolio Management, Office of Fixed Income CIO) MBA in Statistics - Operations, BS in Finance and Information Systems Stern School of Business at New York University Yury Geyman - Former Senior Executive at the National Security Agency (NSA) - Positions include: NSA Deputy Chief of Staff, Acting Director of Research, Director Information and Infrastructure Assurance at the Pentagon Richard Schaeffer, Jr. - Principal Investigator at the Center on Cyber - physical Systems, Khalifa University - First user of quantum annealing technology to study financial asset allocation in the United Arab Emirates Faisal Shah Khan - Former Director at Bank of America, Development manager on Real - Time Risk Management - Former Managing Director Citadel Investment Group - Artificial Intelligence Project Lead for IBM John Ragalis - Head of Innovation at TokenEx - Former CTO at Atlantic BT Security Solutions - Former CTO and Founder of Protegrity - 20 years of work at IBM in software development and research Ulf Mattsson

PAGE 7 Corporate Presentation Projected Quantum Hardware Landscape • Quickly approaching limits of Moore’s law due to quantum effects at increasingly smaller transistor sizes • Well - established driver of computing performance • General Purpose, can be readily used for most applications and problems • Incapable of solving certain types of problems that exhibit large variable expansion/dimensionality Current Generation GPU/CPU • A viable near - term semiconductor ”bridge” to solving problems well suited for quantum annealers and Gate - model computers • Capable of quickly solving combinatorial optimization problems difficult for CPU/GPUs • Near - term performance benefit does not require large cooling equipment and active maintenance Next - gen “Bridge” Digital Annealers • Can quickly approach optimal or very - near optimal answers for combinatorial optimization problems • Validated to be effective for a large selection of problems • Technological advances required to get quantum annealers to be real - world problem ready • Progress is accelerating as awareness around quantum computing builds True Transition Quantum Annealers • “True” Quantum Computers capable of executing algorithms such as Shor’s (prime factorization) and Grover’s (search) • Extremely sensitive to noise, decoherence is a significant problem • Profound breakthroughs must be made to enable the development of robust real - world capable quantum computers True Quantum (Gate - Model) +5 - 7 years +10 years Current

PAGE 8 Corporate Presentation Quantum Hardware Continued • The technology underlying quantum and quantum - inspired hardware architectures determines the time to maturity. • As “quantum - ness” increases, so does R&D cost and time - to - market. • A direct consequence is that differentiated performance from quantum computing will emerge in a step like fashion as technological bottlenecks are broken. • Notably, differentiated performance from digital annealers may be on the cusp.

PAGE 9 Corporate Presentation Near Term Quantum Opportunity: Optimization • Although classical computers utilizing CPUs and GPUs can solve some optimization problems, they struggle with large variable expansion and dimensionality, which has bottlenecked the value that can be unlocked from big data. • Near - term quantum - inspired hardware such as digital annealers and quantum annealers have been recognized for their ability to rapidly solve combinatorial optimization problems. • Optimization problems are omnipresent across research and industry and represents a tremendous near - term opportunity. • We believe the strength of digital annealers and quantum annealers can be demonstrated today on real - world problems such as portfolio optimization.

PAGE 10 Corporate Presentation Business Model • We believe application development that can leverage quantum hardware as soon as it can demonstrate differentiated performance is a less - capital intensive and faster way of commercializing quantum computing. • Through our robust “one and done" middleware stack, we intend in delivering true quantum - enabled applications capable of seamlessly transitioning to the latest and greatest real - world ready quantum hardware. • We believe there is significant value in this “hardware - agnostic” approach from both a development standpoint and to our end - users, eliminating the risk of wasted infrastructure spend on obsolete hardware.

PAGE 11 Corporate Presentation The First True Quantum - Enabled Application Ecosystem • Hardware obsolescence is a salient concern for many organizations, and rapid quantum development only magnifies the risk of obsolescence. • Our proprietary middleware stack, the “One and Done” Ecosystem, will leverage bleeding edge hardware advances to power our end - user applications. • Our middleware stack enables enhanced performance of the underlying hardware by optimizing the functions in our applications to match the hardware. Our ecosystem intends to: • eliminate IT migration issues; • eliminate the need for recalibration of complicated models to match new hardware; and • ensure our users’ advantage can be maintained in a competitive landscape.

PAGE 12 Corporate Presentation Initial Opportunity – Financial Optimization • Computational optimization is critical in Finance, and is responsible for mission critical tasks such as risk management, investment selection, and derivatives creation. • Effective adoption of advances enabled by emerging quantum - hardware can quickly translate into a distinct competitive advantage in this fast - paced landscape. • Increased optimization capabilities demonstrated by near - term quantum hardware can solve larger problems faster, leading to unprecedented insight for the end - user. • We intend on launching our first application, powered by our middleware stack, for use in financial optimization in Q3 2019. 10,000 Hedge Funds Globally $80 trillion Global Assets Under Management $1 Billion + Market Opportunity 1 – Hedge Fund Research report: «HFR Global Hedge Fund Industry Report», (First Quarter 2019) 2 - Reuters: «Global assets under management hit all - time high above $80 trillion», (October 2017 )

PAGE 13 Corporate Presentation Growth Areas We believe the following areas represent exciting growth opportunities for QCI. Given enough, but inconclusive data, can we predict what disease a patient is at risk for? Predictive Health Analytics How much money could businesses save from optimal processes? Logistics Can faster optimization enable responses to threats in real - time? Anomaly Detection How much waste would be eliminated from optimal processes? Operations

PAGE 14 Corporate Presentation Expected Development Timeline

PAGE 15 Corporate Presentation Investment Highlights WORLD - CLASS LEADERSHIP TEAM Executives with proven backgrounds in developing and growing products in financial technology and supercomputing. SUBSTANTIAL ADDRESSABLE MARKETS Differentiated performance from emerging quantum technology can disrupt and improve nearly all aspects of industry and could greatly accelerate certain types of research . DIFFERENTIATED BUSINESS MODEL We believe we are the only quantum company with a business model mitigating obsolescence and migration risk associated with rapidly improving technology. POSITIONED FOR THE FUTURE We are the first public pure play quantum computing company with the potential to uplist to NASDAQ by Q4 2019.

PAGE 16 Corporate Presentation Investor Contacts Robert Liscouski President & CEO rlisk@quantumcomputinginc.com Chris Roberts CFO croberts@quantumcomputinginc.com www.quantumcomputinginc.com